SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 2, 2005



                            American Oil & Gas, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                      0-31547                    88-0451554
          ------                      -------                    ----------
(State or other jurisdiction     (Commission File           (IRS Employer
 of incorporation)                Number)                    Identification No.)



                  1050 17th Street, Suite 1850 Denver, CO 80265
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 991-0173

Item 8.01. Other Events.
------------------------

     Press Release. The news release of the Registrant dated May 2, 2005, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.
---------------------------------------------

     (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number        Description
------        -----------

99.1          News release dated May 2, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 2, 2005                       AMERICAN OIL & GAS, INC.



                                         By: /s/ Andrew P. Calerich
                                         ---------------------------------------
                                         Andrew P. Calerich
                                         President and Chief Financial Officer